Proxy Statement dated June 14, 2006, filed pursuant to Section 14(a) of the Securities and Exchange Act of 1934 on submission type DEF 14A filed on April 28, 2006 (Accession No.: 0001193125-06-092088) is incorporated by reference.

Exhibit 77Q2